UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018
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FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)

(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.03 Material Modification to Rights of Security Holders.
The disclosure set forth under Items 5.03 and 8.01 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2018, Fibrocell Science, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company's stockholders approved an amendment to the Company's Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company's outstanding shares of common stock, par value $0.001 (the “Common Stock”), at a ratio within a range from 1-for-3 to 1-for-10, with the final ratio to be determined by the Company's Board of Directors (the "Board"), in its sole discretion.

On May 23, 2018, the Board approved a one-for-five (1-for-5) reverse stock split of the Common Stock (“Reverse Stock Split”). On May 24, 2018, the Company filed a Certificate of Amendment (“Certificate of Amendment”) to the Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Reverse Stock Split. Pursuant to the Certificate of Amendment, effective as of 5:00 p.m. Eastern Time on May 24, 2018, each outstanding share of Common Stock will automatically combine into 1/5 of a share of Common Stock. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would have otherwise resulted from the Reverse Stock Split will be rounded up to the next whole number of shares.

The Reverse Stock Split affects all of the Company’s issued and outstanding shares of Common Stock. The Reverse Stock Split will also affect the Company’s outstanding convertible preferred stock, stock options, warrants and other exercisable or convertible instruments, all of which will be adjusted proportionately to reflect the Reverse Stock Split. Each stockholder's percentage ownership in the Company and proportional voting power remains unchanged after the Reverse Stock Split, except for minor changes resulting from the rounding up of fractional shares.

As a result of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock will be adjusted from 28,375,851 shares to approximately 5.7 million shares. The number of authorized shares of Common Stock and preferred stock under the Certificate of Incorporation remains the same, or 150,000,000 and 5,000,000, respectively.

The Common Stock will begin trading on a post-Reverse Stock Split basis on The Nasdaq Capital Market tier of The Nasdaq Stock Market at the open of the market on May 25, 2018. The Company’s trading symbol will remain “FCSC”. The new CUSIP number for the Common Stock following the Reverse Stock Split is 315721407.

The information set forth herein is qualified in its entirety by the terms contained in the Certificate of Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 23, 2018, the Company held its Annual Meeting. As of March 26, 2018, the record date for the Annual Meeting, there were 28,356,351 shares of Common Stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 24,477,476, or 86%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of our Common Stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.
Proposal No. 1. Election of Directors
The Company's stockholders elected Messrs. Maslowski and Moore to the Board, each to serve as Class III directors until the Company's 2021 Annual Meeting or until his successor is duly elected and qualified. The voting on this proposal is set forth below:

Shares Voted:	For	Withheld	Broker Non-Votes
John Maslowski	12,038,952	364,519	12,074,005
Kelvin Moore	12,019,649	383,822	12,074,005
The terms of office of the following directors who did not stand for re-election continued after the Annual Meeting (i) the Class I directors serving until 2019 are Marc Mazur, Christine St.Clare and Douglas J. Swirsky, and (ii) the Class II directors serving until 2020 are Marcus Smith and Julian Kirk.

Proposal No. 2. Amendment to the Company's Restated Certificate of Incorporation
The Company's stockholders approved the Certificate of Amendment to effect a Reverse Stock Split at a ratio within a range of 1:3 to 1:10, with the final ratio to be determined by the Board, in its sole discretion. The voting on this proposal is set forth below:

Shares Voted:	For	Against	Abstentions	Broker Non-Votes
Amendment to Restated Certificate of Incorporation	21,723,298	1,988,578	765,600	—

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm
The Company's stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the year ending December 31, 2018. The voting on this proposal is set forth below:

Shares Voted:	For	Against	Abstentions	Broker Non-Votes
Ratification of PricewaterhouseCoopers LLP	23,320,940	1,123,978	32,558	—

Proposal No. 4. Authorization to Adjourn the Annual Meeting
The Company's stockholders approved the proposal to authorize the proxy holder to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve any of the foregoing proposals. The voting on this proposal is set forth below:

Shares Voted:	For	Against	Abstentions	Broker Non-Votes
Authorization to Adjourn the Annual Meeting	22,817,930	1,501,911	157,635	—
Adjournment of the Annual Meeting was not necessary or appropriate because there were sufficient votes in favor of Proposal No. 2.

Item 8.01 Other Events.
On May 24, 2018, the Company announced the Reverse Stock Split as described in Item 5.03. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Restated Certificate of Incorporation of Fibrocell Science, Inc. as amended.
99.1	Press Release dated May 24, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ John M. Maslowski
John M. Maslowski
President and Chief Executive Officer
Date: May 24, 2018